Exhibit 99.1

EXECUTION VERSION

GUARANTY

Reference is made to the Promissory Note, dated as of July 7, 2015, executed by SFX-React Operating LLC (“SFX-React”) and SFX Entertainment, Inc. (the “Parent” and together with the Purchaser, the “Co-Makers”), in favor of React Presents, Inc. (“React”), Clubtix, Inc. (“Clubtix”), Lucas King (“King”) and Jeffrey Callahan (“Callahan” and together with React, Clubtix and King, collectively, the “Holder”), in the original principal amount of $10,829,353.13 (the “Note”).

1.              Mr. Robert F.X. Sillerman, a resident of New York with an address at 902 Broadway, 15th Floor, New York, New York 10010 (the “Guarantor”), hereby fully, unconditionally, absolutely and irrevocably guarantees, to the Holder the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of all interest, principal, and penalty interest assessed by a court of competent jurisdiction, if any (the parties hereto hereby acknowledge that the Note does not provide for penalties), payable by the Co-Makers under the Note (collectively, the “Obligations”).  Notwithstanding anything to the contrary contained herein, the Obligations shall be limited to the payment of (i) the sum of $7,000,000.00 (the “Guaranty Limitation Amount”), plus (ii) all Enforcement Costs (as defined below).

2.              The Guarantor hereby agrees that, if default shall at any time be made by the Co-Makers in the payment of any Obligations when due (subject to any cure period under the Note), the Guarantor will forthwith make such payment or payments.

3.              This Guaranty is an absolute and unconditional guaranty of payment (and not of collection).  The Guarantor’s liability hereunder is direct and may be enforced without the Holder being required to resort to any other right or remedy under the Note and this Guaranty shall be enforceable against the Guarantor without the necessity for any suit or proceedings on the Holder’s part of any kind or nature whatsoever against the Co-Makers.

4.              This Guaranty shall be a continuing Guaranty, and (whether or not the Guarantor shall have notice or knowledge of any of the following) the liability and obligation of the Guarantor hereunder shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released or discharged by (a) any amendment, extension of, renewal of or modification of, the Note or this Guaranty; (b) any exercise or non-exercise of any right or remedy under or in respect of the Note or this Guaranty by the Holder; or (d) any bankruptcy, insolvency, reorganization or similar proceeding relating to Co-Makers, or either of them, or Guarantor.

5.              No remedy under this Guaranty or any other documents entered into in connection with this Guaranty is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, and those provided by law.  No delay or omission by the Holder to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof.

6.              The Guarantor hereby waives (i) promptness and diligence; (ii) notice of acceptance; and (iii) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the obligations of the Guarantor hereunder, including notice of default under the Note and notice of protest for nonpayment.

7.              The Guarantor represents and warrants that he has duly executed, authorized and delivered this Guaranty and that this Guaranty constitutes the valid and binding obligation, enforceable against him in accordance with the terms thereof, except as enforcement may be limited by applicable bankruptcy, insolvency, moratorium, or other similar laws relating to or affecting creditors’ or transferees’ rights generally and by general principles of equity and regardless of whether enforcement is sought in equity or at law.

8.              The Guarantor hereby agrees to defend, indemnify and otherwise hold harmless the Holder and its respective employees, officers, directors, shareholders, members, agents, attorneys, successors and assigns, from and against any and all liabilities, claims, demands, charges, expenses and costs (including, without limitation, reasonable attorneys’ fees) arising out of or resulting from any breach by it of any of its representations, warranties, duties, obligations or agreements contained in this Guaranty.

9.              This Guaranty shall terminate immediately upon the indefeasible repayment in full of all Obligations (whether by the Co-Makers or the Guarantor or by any other means).

10.       If: (a) this Guaranty, is placed in the hands of one or more attorneys for collection or is collected through any legal proceeding; (b) one or more attorneys is retained to represent the Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors’ rights and involving a claim under this Guaranty, or (c) one or more attorneys is retained to represent the Holder in any other proceedings whatsoever in connection with collection under this Guaranty, then the Guarantor shall pay to the Holder upon demand all fees, costs and expenses incurred by the Holder in connection therewith, including, without limitation, reasonable attorney’s fees, court costs and filing fees (all of which are referred to herein as the “Enforcement Costs”), in addition to all other amounts due hereunder.

11.       This Guaranty shall be governed by and construed in accordance with the laws of the State of Illinois, but without giving effect to applicable principles of conflicts of laws to the extent that the application of the law of another jurisdiction would be required thereby.

12.       TO INDUCE THE HOLDER TO ACCEPT THIS GUARANTY, THE GUARANTOR IRREVOCABLY AGREES THAT, SUBJECT TO THE HOLDER’S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS GUARANTY WILL BE LITIGATED IN COURTS HAVING SITUS IN CHICAGO, ILLINOIS. THE GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN CHICAGO, ILLINOIS.

13.       THE GUARANTOR WAIVES EVERY PRESENT AND FUTURE DEFENSE (OTHER THAN THE DEFENSE OF PAYMENT IN FULL AND FRAUD-BASED DEFENSES), CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH THE GUARANTOR OR THE CO-MAKERS MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY THE HOLDER IN ENFORCING THIS GUARANTY OR THE NOTE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER GRANTING ANY FINANCIAL ACCOMMODATION TO THE CO-MAKERS.

14.       THE GUARANTOR AND THE HOLDER (BY ACCEPTANCE HEREOF), HAVING BEEN REPRESENTED BY COUNSEL, EACH KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

THE GUARANTOR AGREES THAT THE GUARANTOR WILL NOT ASSERT ANY CLAIM AGAINST THE HOLDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

15.       This Guaranty constitutes the entire agreement between parties pertaining to the subject matter contained herein.  The terms and conditions of this Guaranty may not be modified or amended at any time without the prior written consent of the Co-Makers and the Holder.  No party hereto may assign, pledge, hypothecate or otherwise transfer this Guaranty, or any of the rights or obligations hereunder, to any other person or entity without the prior written consent of the other parties hereto and any attempt to do so shall be null and void.

16.       Each provision of this Guaranty shall be severable from every other provision of this Guaranty for the purpose of determining the legal enforceability of any specific provision.

17.       This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Guaranty.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.

GUARANTOR:

ROBERT F.X. SILLERMAN

/s Robert F.X. Sillerman

HOLDER:

REACT PRESENTS, INC.

By:	/s Lucas King
Name: Lucas King
Title: Authorized Signatory

CLUBTIX, INC.

By:	/s Lucas King
Name: Lucas King
Title: Authorized Signatory

/s Lucas King

LUCAS KING

/s Jeffery Callahan

JEFFERY CALLAHAN